                                                                    Exhibit 10.4

                            PATENT SECURITY AGREEMENT

      This PATENT SECURITY AGREEMENT (this "PATENT SECURITY AGREEMENT") is made this 3rd day of February 2006, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "GRANTORS" and each individually
"GRANTOR"), and Christiana Corporate Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Holders (together with its successors and assigns in such capacity, "AGENT").

                                W I T N E S S E T H:
                                - - - - - - - - - -

      WHEREAS, pursuant to the Securities Purchase Agreement (the "PURCHASE
AGREEMENT") dated as of October 31, 2005 among SendTec Acquisition Corp.
("STAC") and the other parties thereto, and the Senior Secured Convertible
Debentures (the "DEBENTURES") issued by STAC pursuant to the Purchase Agreement, the Holders have severally agreed to extend the loans evidenced by the
Debentures to STAC;

      WHEREAS, pursuant to the Guaranty, Grantors have agreed to jointly and severally guarantee the obligations owed by STAC under the Debentures;

      WHEREAS, the Holders are willing to accept the Guaranty, but only upon the condition, among others, that the Grantors shall have executed and delivered to
Agent, for the benefit of the Holders, that certain Guarantor Security Agreement dated as of February 3rd, 2006 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT"); and

      WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Holders, this Patent
Security Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

      1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

      2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby grants to Agent, for the benefit of the Holders, a continuing first priority security interest in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired
(collectively, the "PATENT COLLATERAL"):

            (a) all of its Patents and rights in and to Patent Intellectual
Property Licenses to which it is a party including those referred to on SCHEDULE
I hereto;

            (b) all reissues, continuations, continuations-in-part, substitutes, extensions or renewals of, and improvements on, the foregoing; and

            (c) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future infringement of any Patent.

      3. SECURITY AGREEMENT. The security interests granted pursuant to this
Patent Security Agreement are granted in conjunction with the security interests granted to Agent, for the benefit of the Holders, pursuant to the Security
Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

      4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Agent unilaterally to modify this Agreement by amending SCHEDULE I to include any patentable inventions or applications therefor which become part of the Patent
Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend SCHEDULE I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on SCHEDULE I.

      5. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by
e-mail transmission shall be deemed an original signature hereto.

                              [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:                          RELATIONSERVE MEDIA, INC.,
                                   a Delaware corporation, as a Grantor

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                                   RELATIONSERVE ACCESS, INC.,
                                   a Delaware corporation, as a Grantor

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                                   FRIENDSAND, INC.,
                                   a Delaware corporation, as a Grantor

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                      SIGNATURE PAGE OF PATENT SECURITY AGREEMENT

AGENT:                             CHRISTIANA CORPORATE SERVICES, INC.,
                                   a Delaware corporation, as Agent

                                   By: /s/
                                      -----------------------------------

                                   Name:_________________________________

                                   Title:________________________________

                 SIGNATURE PAGE OF PATENT SECURITY AGREEMENT